UP TO 2,750,000 SHARES

                                eZ BANCORP, INC.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                        _____________ __, 2001


Tucker Anthony Capital Markets,
a division of Tucker Anthony Incorporated
100 E. Wisconsin Ave.
Milwaukee, WI  53202

Dear Sirs:

         SECTION 1.  Introduction.  eZ  Bancorp,  Inc.  ("Company"),  a Michigan
                     ------------
corporation, has authorized capital consisting of 9,000,000 shares of common stock ("Common Stock") and 1,000,000 shares of Preferred Stock ("Preferred Stock"). As of the date hereof, sixty (60) shares and only sixty (60) shares of Common Stock and no Preferred Stock have been issued. The Company proposes to issue and sell a minimum of 2,250,000 and a maximum of 2,750,000 shares of Common Stock ("Shares") at a price of $10.00 per share (the "Offering"). No Shares will be sold unless acceptable subscriptions for a minimum of 2,250,000 Shares are received, and preliminary regulatory approvals are obtained for the Company to become a bank holding company and eZCommunityBank.com, a Michigan banking corporation (the "Bank") receives preliminary approvals from the Michigan Department of Financial Institutions and the FDIC.

         The Company wishes to confirm your engagement as the exclusive agent of the Company in connection with the issuance and sale of the Shares. You are referred to in the balance of this Agreement as the "Underwriter."

         The Company agrees with the Underwriter as follows:

         SECTION 2.  Representations,  Warranties  and  Agreements of the
                     ----------------------------------------------------
Company. The Company represents and warrants to, and agrees with, the Underwriter that:

                  (a) A registration statement on Form SB-2 (No. 333-50728), including a prospectus, relating to the Shares has been filed by the Company pursuant to the Securities Act of 1933, as amended (the "Act"), with the Securities and Exchange Commission (the "Commission"). Such registration statement either (i) is not proposed to be amended and has been declared effective under the Act, and any post-effective amendments filed with the Commission prior to the execution and delivery of this Agreement have been declared effective, or (ii) is proposed to be amended by amendment or post-effective amendment. For purposes of this Agreement, "Effective Time" means, in the case of clause (i) in the preceding sentence, the date and time as of which such registration statement or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement was declared effective by the Commission or, in the case of clause (ii) in the preceding sentence, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. If the Effective Time is prior to the execution and delivery of this Agreement, no other document relating to such registration statement has been filed with the Commission; and no proceeding for the purpose of suspending such effectiveness has been initiated or threatened or, to the knowledge of the Company, is contemplated by the Commission. Such registration statement as amended at the Effective Time, including all material incorporated by reference therein and all exhibits thereto and including all information (if any) contained in a prospectus subsequently filed with the Commission and deemed to be part of the registration statement at the Effective Time pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement," and the prospectus, in the form first filed pursuant to Rule 424(b) under the Act ("Rule 424(b)") or, if no such filing is required, as included in the Registration Statement, including all material incorporated by reference in such prospectus is, hereinafter referred to as the "Prospectus."

                  (b) If the Effective Time is prior to the execution and delivery of this Agreement: (i) on the Effective Date, the Registration Statement conformed, on the date of this Agreement, the Registration Statement conforms, and at the time of filing of any Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"); (ii) on the Effective Date, neither the Registration Statement nor the Prospectus included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any amendment to the Registration Statement, as of its date and as of its effective date, did not and will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus on the date of this Agreement, as of its date, as of the date of any amendment or supplement thereto, and as amended or supplemented at the Closing Date (as defined in Section 3), does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Effective Time is subsequent to the execution and delivery of this
         Agreement: (i) on the Effective Date, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any amendment to the Registration Statement, as of its date and as of its effective date, will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus, as of its date, as of the date of any amendment or supplement thereto, and as amended or supplemented at the Closing Date, will not contain any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties do not apply to statements or omissions in the Registration Statement or any amendment thereto or the Prospectus, as amended or supplemented, if applicable, based upon the information furnished to the Company by the Underwriter specified in
         Section 8(a).

                  (c) The consolidated financial statements included in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the statements of their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                  (d) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, and (ii) there have been no material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business.

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus. The Bank, the Company's subsidiary, will become a body corporate under the Michigan Banking Code of 1999 (the "Banking Code") upon filing of its Articles of Incorporation and is currently limited to the transaction of only such business as is incidental and necessary preliminary to its organization until the satisfaction of the conditions contained in DFI Order (as defined below) and the FDIC Order (as defined below). Neither the Company nor the Bank has any properties or conducts any business outside of the State of Michigan which would require either of them to be qualified as a foreign corporation or bank, as the case may be, in any jurisdiction outside of Michigan. Neither the Company nor the Bank has any directly or indirectly held subsidiary, except that the Bank will be a subsidiary of the Company. Upon completion of the Offering and the capitalization of the Bank, all of the issued and outstanding capital stock of the Bank will have been duly authorized and validly issued and be fully paid and nonassessable (except to the extent provided in Section 3807 of the Banking Code), and all such capital stock of the Bank will be owned by the Company, free and clear of any mortgage, pledge, lien, encumbrance, adverse claim or equity (except as provided in Section 3803 of the Banking Code). The Company has all power, authority, authorizations, approvals, consents, orders, licenses, certificates and permits needed to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                  (f) The  application  for permission to organize the Bank (the
         "DFI Application") was approved by the Commissioner of the Office of Financial and Insurance Services, Division of Financial Institutions for the State of Michigan (the "Commissioner") on September 7, 2000, pursuant to Order No. _____________, subject to certain conditions specified in the Order and supplemental correspondence from the
         Commissioner dated the same date. The Order and supplemental correspondence from the Commissioner are collectively referred to in this Agreement as the "DFI Order." All conditions contained in the DFI Order have been satisfied, except those conditions relating to paid-in capital of the Bank, maintenance of capital ratios and valuation reserves, the certificate of paid-in capital and surplus, completion of the Commissioner's pre-opening investigation and the issuance by the Commissioner of a certificate to commence business. The application to the Federal Deposit Insurance Corporation (the "FDIC") to become an insured depository institution under the provisions of the Federal Deposit Insurance Act (the "FDIC Application") was approved by order of the FDIC dated _______________________, 2001 (the "FDIC Order") subject to certain conditions specified in the FDIC Order. All conditions contained in the FDIC Order required to be satisfied before the date of this Agreement have been satisfied except the following:_____________________________________________________________
         ______________________________________________________________________.
         The Company's application to become a bank holding company and acquire all issued capital stock of the Bank (the "Bank Holding Company Application") under the Bank Holding Company Act of 1956, as amended, was approved on _____________________, 2001 (the "Federal Reserve Board Approval"), subject to certain conditions specified in the Federal Reserve Board Approval. All conditions in the Federal Reserve Board Approval required to be satisfied before the date of this Agreement have been satisfied. Each of the DFI Application, FDIC Application, and Bank Holding Company Application, at the time of their respective approvals, contained all required information and such information was complete and accurate in all material respects. Other than the remaining conditions to be fulfilled under the DFI Order, FDIC Order and the Federal Reserve Board Approval specified above, no authorization, approval, consent, order, license, certificate or permit of and from any federal, state or local governmental or regulatory official, body, or tribunal, is required for the Company or the Bank to commence and conduct their respective businesses and to own their properties as described in the Prospectus, except such authorizations, approvals, consents, orders, licenses, certificates or permits as are not material to the commencement or conduct of their respective businesses or to the ownership of their respective properties.

                  (g) Neither the Company nor any of its subsidiaries is (i) in violation of its or any of their Articles of Incorporation or bylaws, as the case may be, or other organizational documents, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, except in the case of (ii) above, where such default would not, individually or in the aggregate, result in a material adverse change in (A) the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries taken as a whole, or (B) the ability of the Company and any subsidiary to enter into, perform and effect the transactions contemplated hereby; no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental authority or agency is required for the issue and sale of the Shares as contemplated herein or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act and the Rules and Regulations or state securities or Blue Sky laws in connection with the distribution of the Shares by the Underwriter; and the issue and sale of the Shares as contemplated herein, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of, the provisions of the charter or code of regulation of the Company or any law, administrative regulation or administrative or court decree or order applicable to the Company or any of its subsidiaries.

                  (h) The Company and its subsidiaries possess all certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole.

                  (i) Except as set forth in the Prospectus, as amended or supplemented, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, contemplated or threatened against the Company or any of its subsidiaries, which might result in any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, or might materially and adversely affect the properties or assets thereof or might adversely affect the lawful issuance and offering of the Shares in the manner contemplated by the Prospectus; and there are no material contracts or other documents which are required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so described or have not been so filed.

                  (j)  Each of the  Company  and its  subsidiaries  has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except (i) such as are referred to in the Prospectus, or (ii) such as do not materially and adversely affect the value of such property to the Company or such subsidiary, and do not materially interfere with the use made and proposed to be made of such property by the Company or such subsidiary; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made by the Company and its subsidiaries.

                  (k) The Company has an authorized capitalization as set forth in the Prospectus, and sixty (60) shares and only sixty (60) shares of Common Stock and no other capital stock of the Company will be outstanding prior to the issuance of the Shares. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will conform to the description of them contained in the Prospectus. The issuance and sale of all the Shares is not subject to pre-emptive or other similar rights or to restrictions on transfer (other than those imposed by the Act, the Rules and Regulations or state securities or Blue Sky laws). Upon issuance, sale, deliver thereof against payment therefor, all of the capital stock of the Bank will be duly authorized and validly issued, fully paid and nonassessable and will be owned by the Company, free and clear of all liens, encumbrances and security interests (subject to the provisions of the Banking Code, without limitation, Sections 3803 and 3807 of the Banking Code). There is no outstanding option, warrant or other right calling for the issuance of, and no binding commitment to issue, any share of stock of the Company or the Bank or any security convertible into or exchangeable for stock of the Company or the Bank, except for stock options and the Warrant (as defined below) described in the Registration Statement (the "Stock Options"). The Common Stock, the Shares and the Stock Options conform to all statements in relation thereto contained in the Registration Statement and the Prospectus.

                  (l) This Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding agreement and obligation of the Company, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors rights or by general equity principles, including requirements of reasonableness and good faith in the exercise of rights and remedies, whether applied by a court of equity or a court of law in an action at law or in equity, or by the discretionary nature of specific performance, injunctive relief, and other equitable remedies, including the appointment of a receiver and (ii) with respect to provisions relating to indemnification and contribution, to the extent they are held by a court of competent jurisdiction to be void or unenforceable as against public policy or limited by applicable laws or the policies embodied in them.

                  (m) Neither the Company nor any of its officers, directors or holders of five percent or more of any class of its capital stock or any of their respective affiliates is a member of, or is associated or affiliated with a member of, the National Association of Securities Dealers, Inc. ("NASD").

                  (n) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities under the Registration Statement.

                  (o) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the Rules and Regulations.

                  (p) Neither the Company, nor the Bank, nor, to the Company's knowledge, any director, officer, agent, employee or other person associated with the Company or the Bank, acting on behalf of the Company or the Bank, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (q) Neither the Company nor the Bank nor any affiliate of either of them has taken, and they will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares in order to facilitate the sale or resale of any of the Shares as contemplated by the Rules and Regulations.

                  (r) No transaction has occurred between or among the Company or the Bank and any of their respective officers, directors, organizers or any affiliate or affiliates of any such officer, director, organizer or shareholder, that is required to be described in and is not described in the Prospectus.

                  (s) The Company is not and will not, upon completion of the Offering, be an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (t) The Company has obtained from all of its officers and directors listed in the Prospectus their written agreement ("Holdback Agreement") that for a period of 180 days after the termination of the Offering ("Holdback Period") they will not offer to sell, sell, transfer, contract to sell or grant any option for the sale of or otherwise dispose of, directly or indirectly, any Shares of Common Stock of the Company (or any securities convertible into or exercisable for such Shares of Common Stock), except for (A) the exercise of Stock Options under the terms of the option plans and agreements pursuant to which the Stock Options were issued (including, as available, by means of "cashless exercise"); (B) gifts of Common Stock (or other securities) to a donee or donees who agree in writing to be bound by their donor's Holdback Agreement; and
         (C) the Holdback Period for Common Stock held by trusts or estates on the death of an executive office or director of the Company shall be the lesser of 90 days or the expiration of the Holdback Period.

                  (u) The Warrant to Purchase Common Stock of eZ Bancorp, Inc. (the "Warrant") in the form of Exhibit A has been duly authorized, executed, and delivered by the Company and is the legal, valid, and binding obligation of the Company. The Company has the full power and authority to enter into and perform its obligations under the Warrant.

         SECTION 3. Engagement of the  Underwriter and Closing.  On the basis of
                    ------------------------------------------
the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the parties have agreed as follows:

                  (a) The Company shall and does hereby engage the Underwriter as the Company's exclusive agent to sell for the Company's account a minimum of 2,250,000 and a maximum of 2,750,000 Shares.

                  (b) The Underwriter agrees to use its best efforts as agent, promptly after the Registration Statement becomes effective ("Effective Time"), to offer and obtain purchase subscriptions for all of the Shares subject to the terms, provisions and conditions set forth below. There is no assurance that any or all of the Shares to be offered by the Company will be sold, and the Underwriter is under no obligation to purchase or take down any of the Shares on its own behalf or on behalf of others.

                  (c) Underwriter acknowledges that (i) all subscription funds will be held in escrow and if the minimum amount of Shares is not subscribed on or before _____________, 2001, unless extended by the Company to a date no later than _________________, 2001 (the "Final Termination Date"), the Offering will be terminated and the escrowed funds will be promptly returned to the investors by the Escrow Agent (as defined in the Prospectus); (ii) all subscribers' checks shall be made payable to the Escrow Agent and deposited with the Escrow Agent in accordance with applicable NASD regulations. Subscribers' funds will be held in escrow and invested in compliance with SEC Rule 15c2-4. All subscriber checks will be transmitted directly to the Escrow Agent by the next business day after receipt by the Underwriter.

                  (d) The Company understands that the Underwriter may effect sales of Shares through dealers selected by the Underwriter and pay such dealers out of the fees received by the Underwriter whatever compensation the Underwriter may determine.

                  (e) At the "Closing" as defined below, the Underwriter shall be entitled to a financing fee equal to $.70 for each Share subscribed in the Offering, provided, however, the transaction fee shall not apply to funds (in an amount not to exceed 30 percent of the total Offering) invested by "Company Identified Investors" as defined below and further provided, an amount of $50,000 shall be deducted from the total transaction fee payable by the Company to the Underwriter. At the Closing, the Company shall also deliver to the Underwriter as additional compensation for its services in selling the Shares the Warrant duly executed by the Company's authorized officers. It is understood and agreed that the $.70 per Share transaction fee and warrant shall represent the Underwriter's entire compensation and commission, inclusive of any financial arrangements that the Underwriter may make with dealers as contemplated by subsection (d) above (subject to reimbursement of certain of the Underwriter's expenses as described below) for the Underwriter's services in selling the Shares. "Company Identified
         Investors" means the Company's directors and officers and their affiliates who have expressed a willingness and intention to invest a minimum of $4,000,000 in the Offering.

                  (f) The Closing for the sale of Shares contemplated by this Agreement and the release of funds from the Escrowed Funds to the Company shall be held on a business date mutually agreeable to the Company and the Underwriter after subscriptions have been received and accepted for the minimum number of Shares ("Closing Date") subject to the satisfaction of the conditions set forth in Section 6 of this Agreement. At the Closing, the Escrowed Funds will be released to the Company and the Company will deliver certificates representing all of the Shares sold during the Offering Period to the subscribers to the Shares whose subscriptions were accepted.

         SECTION 4. Offering by the Underwriter. After the Effective Time, the Underwriter will, as Company's agent, offer the Shares for sale to the public on the terms and conditions as set forth in the Prospectus.

         SECTION 5. Covenants of the Company.  The Company  covenants and agrees
                    ------------------------
with the Underwriter that:

                  (a) The Company will advise the Underwriter promptly of any proposal to amend or supplement the Registration Statement as filed, or the related Prospectus, prior to the Closing Date, and will not effect such amendment or supplement without Underwriter's consent which will not be unreasonably withheld; the Company will also advise the Underwriter promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement), of any amendment or supplement to the Registration Statement or the Prospectus, and of receipt of notification of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or of any request by the Commission to amend or supplement the Registration Statement or Prospectus or for additional information and will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification and to obtain as soon as possible its lifting, if issued.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriter, include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, or any other law, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will notify the Underwriter and, upon the Underwriter's request prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request, of an amended
         Prospectus or a supplement to the Prospectus complying with Section 8(a) of the Act which will correct such statement or omission or effect such compliance.

                  (c) The Company will deliver to the Underwriter as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith and documents incorporated therein by reference) as the Underwriter may reasonably request and will also deliver to the
         Underwriter a conformed copy of the Registration Statement and each amendment thereto (including documents incorporated therein by reference).

                  (d) The Company will take such action as the Underwriter may reasonably request to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Shares. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                  (e) During the period of three years hereafter, the Company will furnish to the Underwriter as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year, and the Company will furnish to the Underwriter (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or mailed to shareholders, and
         (ii) from time to time, such other information concerning the Company as the Underwriter may reasonably request.

                  (f) The Company, during the period when the Prospectus relating to the Shares is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act.

                  (g) The Company will use its best efforts to obtain the inclusion of the Shares for listing on the Nasdaq Small Cap Market.

                  (h) The Company agrees that, without Underwriter's prior written consent, it will not during the Holdback Period, offer to sell, transfer, contract to sell or grant any option for the sale of or otherwise dispose of, directly or indirectly, any Shares of Common Stock of the Company (or any securities convertible into or exercisable for such Shares of Common Stock), except the Company may issue Shares upon the exercise of Stock Options under the terms of the option plans and agreements pursuant to which the Stock Options were issued and except with respect to the Warrant.

                  (i) If the Company, directly or indirectly, raises debt or equity capital or sells any business, assets, division or subsidiary within (A) the period ending August 23, 2001 or (B) not later than 24 months after the earlier of (i) completion of the Offering or (ii) the period ending August 23, 2001, the Company agrees to retain or cause any entity which is selling such business or raising such capital to retain the Underwriter and to pay the Underwriter separate fees in connection with such transactions, which fees shall be mutually determined and customary for services rendered in similar circumstances by major investment banking firms.

                  (j) Following the Closing, the Company will use its best efforts to as quickly as practicable satisfy all of the conditions contained in the DFI Order, the FDIC Order and the Federal Reserve Board approval and complete the installation and implementation of operating systems and software required for the Bank to commence business operations.

         SECTION 6.  Conditions  to Closing  and  Release  of Escrow  Fund.  The
                     -----------------------------------------------------
Underwriter's consent to the release of funds from Escrow on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date hereof and as of the Closing Date with the same force and effect as if made as of that date, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 5:00 p.m., Eastern Time, on the date of this Agreement, or such later time or date as shall have been consented to by the Underwriter. Prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened, or to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission; and the Company shall have complied with all requests for additional information on the part of the Commission to your reasonable satisfaction.

                  (b) The Underwriter shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains any untrue statement of fact or omits to state any fact which, you concluded, is material and in the case of an omission is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) The Underwriter shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP, counsel for the Company, dated the Closing Date, to the effect that:

                              (i) The Company (A) has been duly incorporated and
                    is validly existing as a corporation in good standing under the laws of the State of Michigan and (B) is qualified to do business in Michigan. The Bank (x) will become a body corporate under the Banking Code upon the filing of its Articles of Incorporation and is currently limited to the transaction of any such business as is incidental and necessarily preliminary to its organization until satisfaction of the conditions contained in the DFI Order and the FDIC Order, and (y) is qualified to do business in Michigan.

                            (ii) Each of the Company and the Bank has full corporate power and authority and all material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental bank regulatory officials and bodies necessary to own its properties and to commence and conducts its business as described in the Registration Statement and Prospectus, including, without limitation, the DFI Order, the FDIC Order and the Federal Reserve Board Approval, subject to the fulfillment of the conditions with respect to the DFI Order, the FDIC Order and the Federal Reserve Board Approval, all as described in
                    Section 2(f) above, except for such authorizations, approvals, orders, licenses, certificates and permits as are not material to the ownership of their properties or commencement or conduct of their businesses.

                         (iii) The Company has  authorized  capital stock as set
                    forth in the Prospectus and, prior to the Closing, had sixty
                    (60) and only sixty (60) Shares of Common Stock and no shares of Preferred Stock issued or outstanding; the Shares have been duly and validly authorized and issued and upon receipt by the Company of payment therefor in accordance with the terms of this Agreement will be fully paid and nonassessable and are not and will not be subject to preemptive rights or other similar rights or to restrictions on transfer (other than those imposed by the Act, the rules and regulations or state securities or Blue Sky Laws); the Shares and the other capital stock and Stock Options of the Company and the Warrant conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                          (iv) This Agreement has been duly authorized, executed
                    and delivered by the Company and is the legal, valid and binding agreement and obligation of the Company, except (A) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors rights or by general equity principles, including requirements of reasonableness and good faith in the exercise of rights and remedies, whether applied by a court of equity or a court of law in an action at law or in equity, or by the discretionary nature of specific performance, injunctive relief, and other equitable remedies, including the appointment of a receiver and (B) with respect to provisions relating to indemnification and contribution, to the extent they are held by a court of competent jurisdiction to be void or unenforceable as against public policy or limited by applicable laws or the policies embodied in them.

                           (v) The certificates evidencing the Shares are in the
                  form approved by the Board of Directors of the Company, comply with the Bylaws and Articles of Incorporation of the Company and comply as to form and in all other material respects with applicable legal requirements.

                           (vi) The  Registration  Statement is effective  under
                  the Act and, to the best of their actual knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Act or proceedings therefor initiated or threatened or are pending or contemplated by the Commission.

                           (vii) Statements set forth in the Registration Statement and Prospectus, insofar as they are descriptions of corporate documents, stock option plans, contracts, agreements or descriptions of laws, regulations or regulatory requirements, or refer to compliance with laws or to statements of laws or legal conclusions, are correct in all material respects.

                           (viii) No consent,  approval,  authorization,  order,
                  filing, registration or qualification of or with any court or governmental authority or agency is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as may be required and have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or Blue Sky laws in connection with the sale of the Shares by the Underwriter; and, the issue and sale of the Shares, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to, any material contract filed with the Registration Statement in response to paragraphs (4) and (10) of Item 601(b) of Regulation S-B promulgated under the Act and the Exchange Act ("Regulation S-B") or other instrument to which the Company or the Bank is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or the Bank is subject, that is disclosed or referred to in the Prospectus or which is actually known by such counsel, nor will such action result in any violation of, the provisions of the Articles of Incorporation or bylaws of the Company, or any Michigan corporate or Michigan or federeral banking law, or administrative regulation or, to the actual knowledge of such counsel, any administrative or court decree or order applicable to the Company or the Bank.

                         (ix) To the actual knowledge of such counsel, (A) there
                  is no governmental action or proceeding and no litigation pending against the Company or the Bank which would adversely affect the lawful issuance and offering of the

                  Shares or that is required to be described in the Registration Statement or Prospectus and is not so described, and (B) there are no material contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

                           (x) The Registration  Statement, as of its date or as
                  of its effective date, and the Prospectus, as of the Effective Date and as of its date (other than the financial statements and related schedules and other financial and statistical data included therein, as to which no opinion need be expressed) complies as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  In rendering the foregoing opinion, such counsel may rely upon certificates of public officials (as to matters of fact and law) and officers of the Company (as to matters of fact), and include qualifications in its opinion as are reasonably acceptable to Underwriter. In addition, as to certain matters relating to the laws of the state of Michigan, such counsel may rely on the opinion of Michigan counsel. Copies of all such certificates shall be furnished to counsel to the Underwriter on the Closing Date.

                  In addition, such counsel shall state that they have participated in conferences with officers of the Company and representatives of the Underwriter at which the contents of the
         Registration Statement and Prospectus and related matters were discussed and although such counsel did not independently verify the accuracy or completeness of the statements made in the Registration Statement and Prospectus and does not assume any responsibility for the accuracy or completeness of the statements in the Registration Statement and Prospectus, on the basis of the foregoing, nothing has come to the attention of such counsel that would lead them to believe that the Registration Statement or Prospectus, as amended or supplemented, if amended or supplemented, contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading; except that such statement may exclude financial statements, financial data, and statistical information included in the Registration Statement and Prospectus.

                  (d) The Underwriter shall have received from Varnum, Riddering, Schmidt & Howlett LLP, counsel for the Underwriter, an opinion, dated the Closing Date, with respect to such matters as the Underwriter may reasonably request.

                  (e) The Underwriter shall have received from the President or any Vice President and a principal financial or accounting officer of the Company a certificate, dated the Closing Date, in which such officers, to the best of their knowledge and after reasonable investigation, shall state that there has not been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, or (ii) any material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business, except in the case of clause (i) and clause (ii) as set forth in or contemplated by the Prospectus; the representations and warranties of the Company contained in Section 2 are true and correct with the same force and effect as though made on and as of the Closing Date and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened or are contemplated by the Commission.

                  (f) The Underwriter shall have received from Ernst & Young, LLP, independent public accountants, two letters, the first dated the date of this Agreement and the other dated such Closing Date, addressed to the Underwriter, substantially in the form of Annex I hereto with such variations as are reasonably acceptable to the Underwriter.

                  (g) At the Closing Date counsel for the Underwriter shall have been furnished with such other documents and opinions as they may reasonably require.

                  (h) The Shares shall have been duly included for listing on the Nasdaq Small Cap Market.

                  (i) The Underwriter shall have received from each director and executive officer of the Company a written agreement to the effect set forth in Section 2(v).

                  (j) At or prior to the Closing Date, the Underwriter shall have received a "blue sky" memorandum of Stradley, Ronon, Stevens & Young, LLP, counsel for the Company, addressed to the Underwriter and in form and scope reasonably satisfactory to the Underwriter, concerning compliance with the blue sky or securities laws of the states listed in Exhibit B attached to this Agreement.

                  (k) No order suspending the sale of the Shares prior to the Closing Date, in any jurisdiction listed in Exhibit C, shall have been issued on the Closing Date, and no proceedings for that purpose shall have been instituted or, to the Underwriter's knowledge or that of the Company, shall be contemplated.

                  (l) The NASD,  upon review of the terms of the public offering
         of  the  Shares,   shall  not  have   objected  to  the   Underwriter's
         participation in the same.

         If any condition to be fulfilled prior to or at the Closing Date is not so fulfilled, the Underwriter may terminate this Agreement or, if the Underwriter so elects, waive any such conditions which have not been fulfilled or extended the time of their fulfillment.

         SECTION  7.  Payment  of  Expenses.  The  Company  will pay all  costs,
                      ---------------------
expenses, fees, disbursements and taxes incident to (i) the preparation by the Company, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), the Prospectus; and all amendments and supplements to any of them prior to or during the period specified in Section 5(b), (ii) the preparation, printing (including word processing and duplication costs) and delivery of this Agreement (other than the fees of Varnum, Riddering, Schmidt & Howlett LLP), Preliminary and Supplemental Blue Sky Memoranda, and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares, (iii) the registration with the Commission, and the issuance by the Company, of the Shares, (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including the reasonable fees and disbursements of the counsel relating to such registration or qualification), (v) filings and clearance with the NASD in connection with the offering, (vi) fees and expenses, if any, incurred in connection with the inclusion of the Shares on the Nasdaq Small Cap Market,
(vii) the fees and expenses of the Registrar and Transfer Agent for the Shares, and (viii) the performance by the Company of its other obligations under this Agreement, and all other costs and expenses incident to the performance of its obligations hereunder in this Section 7. The Company shall also reimburse the Underwriter from time to time upon the Underwriter's request for all properly documented reasonable expenses incurred by the Underwriter in connection with the performance of its services hereunder, not to exceed $75,000. Generally, these expenses will represent travel, document procurement and delivery and related matters, but will also include the fees and expenses of Underwriter's attorneys and other professional advisors should their advice be required. Such expenses are to be paid on a current basis within 10 days of receipt of the statement from the Underwriter.

         If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 10 hereof, the Company shall not then be under any liability to the Underwriter except as provided in Sections 7 and 8 hereof, but, if for any other reason the Shares are not delivered by or on behalf of the Company as provided herein, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses reasonably incurred in connection with marketing and preparing for the purchase, sale and delivery of the Shares, including the reasonable fees and disbursements of counsel for the Underwriter but the Company shall then be under no further liability to the Underwriter except as provided in Sections 7 and 8 hereof.

         SECTION 8.  Indemnification and Contribution.
                     --------------------------------

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act or the Exchange Act, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending any action, suit or proceeding or any claim asserted, as such expenses are incurred) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are due to the gross negligence or willful misconduct of the
         Underwriter, are caused by any such untrue statement or omission or alleged untrue statement or omission based upon the information furnished to the Company in writing by the Underwriter in the Prospectus concerning the terms of the offering by the

         Underwriter; provided, however, that the Company shall not be liable to
                      --------  -------
         the Underwriter under this subsection (a) for any such loss, claim, damage or liability arising from the Prospectus to the extent that such loss, claim, damage or liability results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, in any case where (i) such delivery of the Prospectus as then amended or supplemented to such person is required by the Act, (ii) the Company has previously furnished sufficient copies thereof to the Underwriter at such time as is sufficient to permit such delivery prior to such confirmation, and
         (iii) the loss, claim, damage or liability of the Underwriter results from an untrue statement or omission of a material fact contained in the Prospectus which was corrected in the Prospectus as amended or supplemented, excluding documents incorporated therein by reference. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the information furnished to the Company by the Underwriter set forth in the first sentence of Section 8(a). This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

                  (c)  In  case  any  action  or   proceeding   (including   any
         governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; provided, however, the omission to so notify the indemnifying party shall relieve the indemnifying party from liability under the two preceding paragraphs only to the extent prejudiced thereby. The indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others that the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriter and all persons, if any, who control the Underwriter within the meaning of the Act or the Exchange Act, and (ii) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriter and such control persons of the Underwriter, such firm shall be designated in writing by the Underwriter. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The Company shall not, without the prior written consent of any indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in this Section 8 is insufficient or unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party shall have failed to the prejudice of the indemnifying party to give the notice required by Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Underwriter. The relative fault of the Company on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 8(d), in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION  9.  Representations   Warranties  and  Agreements  to  Survive
                      ----------------------------------------------------------
Delivery.  All  representations,  warranties  and  agreements  contained  in the
--------
Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof, made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or controlling persons and shall survive acceptance of and payment for Shares hereunder.

         If this Agreement is terminated pursuant to Section 10 or if for any reason the sale of Shares by the Underwriter is not consummated, the Company shall remain responsible for the reasonable expenses to be paid or reimbursed by it pursuant to Section 7 and the respective obligations of the Company and the Underwriter pursuant to Section 8 shall remain in effect.

         SECTION 10.  Termination.  This  Agreement  may be  terminated  for any
                      -----------
reason at any time prior to the delivery and payment of the Shares on the Closing Date, by the Underwriter upon the giving of written notice of such termination to the Company, if prior to such time (i) there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business or as described in the Prospectus, or (B) any material transaction entered into by the Company or any subsidiary other than in the ordinary course of business, (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis or material change in existing national or international financial, political, economic or securities market conditions, the effect of which is such as to make it, in the judgment of the Underwriter; impracticable or inadvisable to market the Shares in the manner contemplated in the Prospectus or Subscriptions for purchase of the Shares, or
(iii) trading generally on the Nasdaq National Market or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or Michigan authorities. This Agreement may also be terminated as provided in Section 6. In the event of any such termination, the provisions of Sections 7 through 14 shall remain in effect.

         SECTION 11.  Notices.  All notices and other  communications  hereunder
                      -------
shall be in  writing  and shall be  deemed to have been duly  given if mailed or
transmitted  by  any  standard  form  of   telecommunication.   Notices  to  the
Underwriter shall be directed to the Underwriter c/o Tucker Anthony Capital Markets, a division of Tucker Anthony Incorporated, One World Financial Center, Tower A, 200 Liberty Street, 3rd Floor, New York, New York 10281; and notices to the Company shall be directed to it at 3075 Orchard Vista Drive, S.E., Suite 150, Grand Rapids, Michigan 49546, facsimile transmission no. ______________, attention of the Secretary with a copy to the Treasurer.

         SECTION 12.  Parties.  This Agreement shall inure to the benefit of and
                      -------
be binding upon the Company, its directors and officers who signed the Registration Statement, the Underwriter, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13  Governing  Law.  This  Agreement  shall be governed by, and
                     --------------
construed in accordance with, the laws of the State of __________________.

         SECTION 14 Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return to us four counterparts hereof.

                                          Very truly yours,

                                          eZ BANCORP, INC.

                                          By:
                                             -----------------------------------

                                             Its:
                                                 -------------------------------

Confirmed and Accepted, as of the
date first above written:
TUCKER ANTHONY CAPITAL MARKETS,
a Division of Tucker Anthony Incorporated

By:
   ------------------------------------

     Its:
         ------------------------------

                                   SCHEDULE I
                                   ----------



Underwriter                                             Number of Shares
-----------                                             ----------------

Tucker Anthony Capital Markets                              ---------

                                                            ---------
         Total
         -----                                              ---------


                                                                      EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

                                                             Warrant to Purchase
                                                             _________ Shares of
                                                             Common Stock (equal
                                                             to 2% of the shares
                                                             of eZ Bancorp, Inc.
                                                             sold in its initial
                                                                public offering)


                       WARRANT TO PURCHASE COMMON STOCK OF
                                eZ BANCORP, INC.


     This is to certify that, for value received, TUCKER ANTHONY CAPITAL MARKETS, a division of Tucker Anthony Incorporated, or its registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from eZ BANCORP, INC., incorporated under the laws of the state of Michigan, to be a bank holding company, ("Company"), at any time on or after ___________, 2001, and not later than the third anniversary of such date, shares of common stock of the Company ("Common Stock") at a purchase price per share of $10.00; provided, however, that the number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock shall be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     (a) EXERCISE OF WARRANT. Subject to the provisions of Section (k) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after _____________, 2001, but not later than the third anniversary of such date, by presentation and surrender hereof to the Company with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares as to which exercise of this Warrant pertains, together with all federal and state taxes applicable upon such exercise. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the Holder of record of the number of fully paid and nonassessable shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

     (b)  RESERVATION  OF SHARES.  The Company  hereby  agrees that at all times
          ----------------------
there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

     (c)  FRACTIONAL   SHARES.  No  fractional  shares  or  scrip   representing
          -------------------
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

          (1) If the Common Stock is listed on a national securities exchange, the current value shall be the last reported sales price of the Common Stock on the composite tape of such exchange on the last trading day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the average closing bid and asked prices for such day on the composite tape of such exchange; or

          (2) If the Common Stock is not so listed, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the NASDAQ Small Cap Market on the last trading day prior to the date of the exercise of this Warrant; or

          (3) If the Common Stock is not so listed and bid and asked prices are not so reported, the current value shall be an amount, not less than fully diluted book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     (d)  EXCHANGE,  ASSIGNMENT,  OR  LOSS  OF  WARRANT.  This  Warrant  is  not
          ---------------------------------------------
assignable or transferable except that it may be (i) transferred to any affiliate of the Holder, in whole or in part, and (ii) transferred by operation of law. Any such assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment with respect to the portion hereof of which has been assigned and a new Warrant in the name of the Holder with respect to the portion hereof (if any) which has not been assigned, and this Warrant shall promptly be cancelled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tender and date.

     (e) RIGHTS OF THE  HOLDER.  The  Holder  shall not,  by virtue  hereof,  be
         ---------------------
entitled to any rights of a shareholder of the Company, either at law in equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) ANTI-DILUTION PROVISIONS. If the Company shall at any time issue Common
         ------------------------
Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, then the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution), or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective). Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price. Whenever reference is made in this Section (f) to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section (i) hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

     (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as
         ---------------------
required by the provisions of Section (f) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

     (h)  NOTICES  TO  WARRANT  HOLDERS.  As  long  as  this  Warrant  shall  be
          -----------------------------
outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the Holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease, or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation, or winding up of the Company shall be affected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place and the date, if any is to be fixed as of which the Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

     (i)   RECLASSIFICATION,   REORGANIZATION,   OR  MERGER.   In  case  of  any
           ------------------------------------------------
reclassification, capital reorganization, or other change of outstanding shares of Common Stock of the Company other than as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the

Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), or in case of any sale or conveyance to any other corporation or the property and assets of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization, or other change, consolidation, merger, sale, or conveyance as if the Holder had exercised this Warrant prior to such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations, and changes of shares of Common Stock and to successive consolidations, mergers, sales, or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale, or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution, or payment, in whole or in part, for or of a security of the company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (f)(1) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     (j)  SPIN-OFFS.  In  the  event  the  Company  spins-off  a  subsidiary  by
          ---------
distributing to the shareholders of the Company, as a dividend or otherwise, the stock of the subsidiary, the Company shall reserve, for the life of the Warrant, shares of the subsidiary to be delivered to the Holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Stock on the record date for payment of the shares of the subsidiary.

     (k) REGISTRATION UNDER THE SECURITIES ACT OF 1933.
         ---------------------------------------------

          (1) In the event that at any time after ___________, 2001, and on or before the third anniversary of such date, the Company files a registration statement or an offering statement under Regulation A under the Securities Act of 1933, as amended ("Act"), which relates to a current offering of securities of the Company (except a registration statement filed for a purpose which would render inappropriate the covenants of the Company contained in this subsection
(1) of a registration statement on Form S-8 or Form S-4 or any other such form), such registration statement and the prospectus included therein or such offering statement, as the case may be, shall also, at the written request to the Company of Holder, relate to, and meet the requirements of the Act with respect to, any public offering of the Warrants and/or the Warrant Stock so as to permit the public sale thereof in compliance with the Act, provided Holder holds Warrant Stock. As long as there are shares of Warrant Stock outstanding and/or shares of Warrant Stock which may be acquired upon exercise of outstanding Warrants, the Company shall give written notice to the Holder of its intention to file a registration statement or offering statement under Regulation A under the Act relating to a current offering of the aforesaid securities of the Company, forty-five (45) or more days prior to the filing of such registration statement or offering statement, and the written request provided for in the first sentence of this subsection shall be made by the Holder fifteen (15) or more days prior to the date specified in such notice as the date on which the Company intends to file such registration statement or offering statement.

Neither the delivery of such notice by the Company nor of such request by the Holder shall in any way obligate the Company to file such registration statement or offering statement, and, notwithstanding the filing thereof the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which it relates, without liability to the Holder, except that the Company shall pay such expenses as are contemplated to be paid by it under subsection (4) of this Section (k). Any right of Holder to request registration or qualification pursuant to this subsection (1) will expire three (3) years after _____________, 2001. The Company shall file a registration statement if all of the shares of Warrant Stock which have been requested to be registered cannot be sold under Regulation A because of the limited exemption provided thereby.

          (2) At any time after _____________, 2001, and on or before the third anniversary of such date, the Holder may make one (1) demand for registration under the Act of any Warrant Stock, provided, however, a demand shall only be counted as a demand if it leads to a registration that become effective under the Act. If an offering pursuant to a demand involves an underwritten offering, the Holder shall be entitled to select legal counsel to represent it and an investment banker to administer the offering.

          (3) In each instance to which  subsections  (1) or (2) of this Section
(k) apply, the Company shall take any and all action required or necessary to permit a public offering or sale or other distribution of the Warrants and/or Warrant Stock (collectively for this subsection (3) referred to as "Warrant Stock") and shall indemnify and hold harmless each such holder and each underwriter and each person, if any, who controls such underwriter within the meaning of the Act, who may purchase from or sell for any such holder any Warrant Stock, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending, or settling any claim) upon substantially the same terms and conditions as are set forth in that certain Underwriting Agreement dated _________________, 2001, by and between the Company and Tucker Anthony Capital Markets and relating to a public offering of a minimum of 22,500,000 shares of Common Stock pursuant to a Registration Statement on Form SB-2 (registration no. 333-50728).

          (4) The Company shall comply with the requirements of subsection (1) of this Section (k) (including the related requirements of subsection (5) of this Section (k)) at its own expense, excluding the expenses related to the last sentence of such subsection (1) and underwriting commissions and transfer taxes, if any, attributable to the Warrant Stock.

         The Company's obligations under said subsections (1), (2), (3), and (4) shall be conditioned, as to each such public offering, upon a timely receipt by the Company in writing of:

               (A) Information as to the terms of such public offering furnished by or on behalf of each holder intending to make a public distribution of his or its Warrants or Warrant Stock; and

               (B) Such other information as the Company may reasonably require from such holders, or any underwriter for any of them, for inclusion in such registration statement or Notification or post-effective amendment.

         The Company's agreements with respect to the Warrants and/or Warrant Stock in this Section (k) will continue in effect regardless of the exercise or surrender of this Warrant.

          (5) Any notice or certificates by the Company to the Holder, and by the Holder to the Company, shall be deemed delivered if in writing and delivered personally or sent by certified mail: if to the Holder, addressed to it in care of Tucker Anthony Capital Markets, at ____________________________________, or,
if the Holder has designated, by notice in writing to the Company, any other address, to such other address: and if to the Company, addressed to it, at ________________________________________________________. The Company may change its address by written notice to Tucker Anthony Capital Markets, and Tucker Anthony Capital Markets may change its address by written notice to the Company.

     (l) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.
         --------------------------------------------------

          (1) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the Act and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section (m) with respect to any resale or other disposition of such securities.

          (2) The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (k) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          "The securities represented by this certificate may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Company."

     (m)  APPLICABLE  LAW.  This Warrant  shall be governed by, and construed in
          ---------------
accordance with, the laws of the State of Michigan, without regard to its conflicts of laws principles.


                                                     eZ BANCORP, Inc.


                                          By __________________________________

                                             Its ______________________________

                                  PURCHASE FORM

                                                    Dated ________________, 2001


         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock subject to such Warrant of Tucker Anthony Capital Markets and hereby makes payment of $ in payment of the actual exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------


Name ___________________________________________________________________________
                  (please typewrite or print in block letters)

Address ________________________________________________________________________

Signature  _____________________________________________________________________

Social Security or Employer I.D. No. ___________________________________________


                                 ASSIGNMENT FORM
                                 ---------------

         FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns, and transfers unto:

Name ___________________________________________________________________________
                  (please typewrite or print in block letters)

Address ________________________________________________________________________

the right to purchase Common Stock, represented by this Warrant to the extent of shares as to which such right is exercisable, and does hereby irrevocably constitute and appoint ___________________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


                                     Signature  ________________________________

Dated: ___________________, 2001.